Supplement to the

Fidelity Tax-Free Money Market Fund

A Class of Fidelity® Cash Management Funds: Tax-Exempt Fund

A Fund of Fidelity Newbury Street Trust

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2007

The following information supplements similar information found in the "Management Contract" section beginning on page 21.

Sub-Adviser - FMR U.K. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-adviser.

TFMB-08-01 July 11, 2008
1.779043.105

Supplement to the

Fidelity® Cash Management Funds

Treasury Fund, Prime Fund, and Tax-Exempt Fund

Funds of Fidelity Newbury Street Trust

Capital Reserves Class, Daily Money Class, Advisor B Class and Advisor C Class

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2007

The following information supplements similar information found in the "Management Contracts"section beginning on page 24.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

DMFB-08-01 July 11, 2008
1.480137.115